Contingent liabilities and commitments	12 Months Ended
Dec. 31, 2021
Disclosure of contingent liabilities [abstract]
Contingent liabilities and commitments	Contingent liabilities and commitments
Accounting for contingent liabilities
Contingent liabilities are possible obligations whose existence will be confirmed only by uncertain future events and present obligations where the transfer of economic resources is uncertain or cannot be reliably measured. Contingent liabilities are not recognised on the balance sheet but are disclosed unless the likelihood of an outflow of economic resources is remote.
The following table summarises the nominal principal amount of contingent liabilities and commitments which are not recorded on-balance sheet:

	Barclays Bank Group
	2021	2020
	£m	£m
Guarantees and letters of credit pledged as collateral security	15,759	15,138
Performance guarantees, acceptances and endorsements	7,987	5,794
Total contingent liabilities and financial guarantees[a]	23,746	20,932
Of which: Financial guarantees carried at fair value	231	229

Documentary credits and other short-term trade related transactions	1,584	1,086
Standby facilities, credit lines and other commitments	282,867	263,936
Total commitments	284,451	265,022
Of which: Loan commitments carried at fair value	18,571	9,248
Note
a.Barclays Bank Group has issued £1.7bn (2020: £2.6bn) of guarantees that have been provided to subsidiaries of Barclays PLC outside the Barclays Bank Group. These guarantees have not been reported in the prior periods and the comparatives have not been restated.
Expected credit losses held against contingent liabilities and commitments equal £499m (2020: £769m) for Barclays Bank Group and are reported in Note 23.
Further details on contingent liabilities relating to legal and competition and regulatory matters can be found in Note 25.